Introduction to Traffic.com November 6, 2006 Customer Presentation

Additional Information NAVTEQ will file a registration statement, which will contain a proxy statement/prospectus of NAVTEQ and Traffic.com, and other relevant documents with the Securities and Exchange Commission (SEC) with respect to the proposed merger. A definitive proxy statement/prospectus, when available, will be sent to security holders of Traffic.com seeking their approval of the proposed merger. Investors and security holders are urged to read carefully the definitive proxy statement/prospectus and other materials when they become available before making any voting or investment decision because it will contain important information regarding NAVTEQ, Traffic.com and the proposed merger. The documents filed with the SEC by NAVTEQ may be obtained free of charge from NAVTEQ’s website at www.navteq.com or by directing a request to NAVTEQ Corporation, 222 Merchandise Mart, Suite 900 Chicago, Illinois 60654, Attention: Investor Relations, telephone: (312) 894-7000. The documents filed with the SEC by Traffic.com may be obtained free of charge from Traffic.com’s website at www.traffic.com or by directing a request to Traffic.com, Inc., 851 Duportail Road, Wayne, PA 19087, Attention: Investor Relations, telephone: (610) 725-9700. NAVTEQ, Traffic.com and their respective executive officers, directors and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of Traffic.com in favor of the proposed merger. Information about the executive officers, directors and other employees of NAVTEQ and Traffic.com and their direct or indirect interests, by security holdings or otherwise, in the merger will be set forth in the proxy statement/prospectus when it becomes available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Background: NAVTEQ and Traffic Traffic data is core to the value of navigation Determining optimal routes requires accurate estimates of link travel times NAVTEQ has long recognized real time traffic as a critical element of extending navigation from occasional to everyday use. Initially, we focused on providing traffic codes in our database to facilitate use At the request of our customers, in 2002, NAVTEQ (together with partners) demonstrated the first real-time traffic feed integrated into navigation in North America We formally launched NAVTEQ Traffic in 2004. By year-end, NAVTEQ Traffic will be available on products from Honda, GM, Toyota, Nissan, Garmin, Magellan, Alpine, Pioneer and others We have developed a series of traffic products since that time (e.g. NAVTEQ Traffic Patterns, NAVTEQ Traffic RDS) Traffic.com provides a full range of traffic origination and distribution capabilities. We expect this acquisition to strengthen NAVTEQ’s ability to provide industry-leading traffic products: Provides access to high-quality traffic content Provides state-of-the art traffic data processing capability Provides a range of traffic products to serve NAVTEQ’s diverse customer base Furthermore, Traffic.com also brings advertising expertise and Internet savvy to enable new business models and distribution channels that are likely to be of interest to many NAVTEQ customers

Rationale for the Acquisition of Tollbooth NAVTEQ’s focus is on enhancing our map with content that brings the map to life and increases the utility and convenience of navigation devices We have spent years analyzing the traffic industry and recognize Traffic.com has high quality traffic content and an excellent platform for future offerings We expect the combination to create a better, more efficient traffic product offering that will be available to all of our customers, across all industries – as well as opening up new customers to us We will couple our deep understanding of navigation with traffic to enhance and accelerate product offerings It allows us to explore new business models that are increasingly sought by our customers Lastly, it allows us to have additional distribution channels so that we provide traffic solutions and more dynamic content to our customers

The Traffic Opportunity in the U.S. The top 85 cities in the U.S. have experienced a: 3xincrease in annual delay time per person 5x increase in economic impact of annual congestion Consumers are increasingly able to obtain real-time solutions when and where they want it: on the go 212 million wireless subscribers by 2009 75 million navigation devices by 2011 20 million households with satellite radio by 2010 10 million households with HD radio by 2010 Sources: Texas Transportation Institute 2005 Report (‘82-’03); Jupiter Media, Forrester Research

Overview of Traffic.com Leading provider of personalized traffic information in the U.S. Offers consumers real-time customized traffic reports in 50 metropolitan areas Delivers traffic information across radio, television, the Internet, wireless devices and in-vehicle navigation systems Traditional media customers include radio and TV stations, U.S. government agencies and corporate advertisers Newer “interactive” customers include NAVTEQ, AOL, Microsoft, Comcast, Garmin, Motorola, XM Satellite Radio and Weather.com (The Weather Channel) Traffic.com has a proprietary sensor network that collects real-time traffic data in 22 major U.S. metropolitan cities Traffic.com supplements its proprietary information with data sourced from governmental agencies in 22 cities and incident data in all 50 cities of its coverage

Principal Sales Channels Ad-supported traffic on radio and TV Traffic information provided in exchange for ad inventory Traffic.com supplements ad inventory with advertising spot buys in the open market Representative customers include: ABC Radio Bonneville Cox Communications Fox Gannett NBC Universal Media Channel Interactive Channel Consumer Traffic.com branded website Traffic info to 3rd –party websites Mobile-based traffic applications Real-time streaming video B2B Traffic data provided to aggregators and OEMs NAVTEQ is Traffic.com’s largest customer in this channel Representative customers include: AOL, Garmin, NAVTEQ, XM Satellite Radio, Weather.comCurrent channel for consumer traffic information Future channel for consumer traffic information

Traffic.com’s Strategic Assets Proprietary Sensor Network Traffic.com has established agreements with the US government and state and local agencies to provide traffic sensor data services in exchange for commercial use of the data Traffic.com is a principal USDOT subcontractor(1) and federal funds recipient for the creation of an intelligent transportation data collection/distribution system Unique Technology Platform Traffic Information Management System (TIMS) is a proprietary technology that allows Traffic.com to collect and analyze traffic information on a real-time basis and to deliver information across multiple media formats, including terrestrial and satellite radio, television, the Internet, and wireless devices Advertising Sales Capability Traffic.com’s established advertising model and sales and affiliation organizations could be the foundation for future advertising-based business modelsTraffic.com-Branded Website Traffic.com provides an interactive source for users to obtain personalized traffic flow, incident and event information(1) 1998 Transportation Equity Act for the 21st Century (TEA21).

The Traffic.com End-to-End Solution Processing In-Vehicle Wireless Delivery Internet Television Radio Subscription Products Ad-Supported Products Incident and Event Data DOT Sensor / Flow Data Traffic.com Sensor Network Collection Other Sources (e.g., Probe Data)

Coverage of 50 U.S. Metropolitan Areas GOVERNMENT & INCIDENT DATA Dallas Denver Houston Milwaukee Minneapolis New York Portland INCIDENT DATA ONLY Albany Austin Charlotte Cincinnati Cleveland Columbus Greensboro Hartford Jacksonville Kansas City Louisville Miami Nashville New Orleans Norfolk Orlando Raleigh Richmond San Antonio Tucson Tulsa PROPRIETARY, GOVERNMENT & INCIDENT DATA Atlanta Baltimore Chicago Detroit Los Angeles Philadelphia Phoenix Sacramento Salt Lake City San Diego San Francisco San Jose Seattle Tampa Washington DC PROPRIETARY & INCIDENT DATA Boston Indianapolis Las Vegas Oklahoma City Pittsburgh Providence St. Louis

Three Types of Proprietary Sensor Deployments Provide complete sensor network Collection Complement existing sensor infrastructure Replace existing sensor infrastructure Boston Chicago Detroit Proprietary Coverage (Traffic.com) Public Agency Coverage

Probe Data Program NAVTEQ and Traffic.com both have working technologies to create traffic information from probes Density and quality of existing probe sources is the obstacle to commercialization NAVTEQ is particularly well-positioned to source raw probe data due to long R&D history and deep relationships with navigation device manufacturers The ultimate traffic solution will continue to utilize sensors where available We will integrate probe data into our traffic products when it is effective Collection

Traffic Information Management System Vehicle Speeds Travel Times Delay Times Accidents & Incidents Jam Factor(SM) Traffic.com Flow Data Incident and Event Data DOT Sensor / Flow Data Wide Variety of Media Formats TIMS Platform Standardizes All Data Processes with Advanced Algorithms 30 Million Flow Records/day 30K Incident / Event Records/Day Archives All Data Enables Rapid New Delivery Application Development Probe Data Relevant Content Processing

NeXgen™ Platform for TV Broadcaster™ Platform for Radio Broadcast Solutions Jam Cast™ For Web, Wireless & Broadcast Digital Tier Delivery

Web Solutions MyTraffic™ Personalized Real-time Content Traffic.com and Network of Partner Websites Jam Factor® Reports Convenient, Universal Traffic Measuring Standard Custom traffic reports set up based on user criteria for exact time of day, location, Jam Factor level, delivery method Delivery

 Wireless and VoiceSolutionsJam Cast™ and WAP Site Access, Toll Free Hotline, HTML and Text E-mails Current Conditions Reports Delivered for Saved Routes Outbound Phone and PDA Alerts Sent Based Upon User-Defined Criteria WAP Site at mobi.traffic.com On-demand Services Respond to Queries Initiated by Users 866-MY-TRAFC and SMS City Codes Sent to TRAFC Delivery

Delivered by In-Vehicle Systems or Aftermarket System; PNDs Acura, Cadillac, Lexus Pioneer, Garmin Traffic Data by Traffic.com NAVTEQ Transmitted by Radio Network XM Satellite Radio XM Satellite Radio Distribution Example In-Vehicle Systems Delivery

Radio Sponsorships Sponsorships are read live Adjacent to engaging, local content Separated from clutter High content retention Changed easily for flexible messaging Select radio partnersEngaging the listener on-airDelivery

A Word on Advertising: Traffic.com provides Integrated Campaign Platform

One-to-Many → ***Personalization*** → **One-to-One**

Broadcast

Best product placement in local news/traffic segments

TV Sponsorship of traffic reports with virtual city 3D fly-throughs.

Radio 10 sponsorships tied to 'active' listening content encourages high-retention

Internet

Measurable, growing audience with location awareness.



Traffic.com site

TrafficOne Network Sites:


Chicago Tribune

radio, television, newspaper, co-branded traffic sites

Wireless

Message geo-targeted through alerts



Outbound phone alerts with direct connect & inbound **1-866-MY-TRAFC** traffic hotline.


traffic

Text and HTML email alerts; 42% open rate (5x industry standard)

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© 2006 NAVTEQ Corporation. All rights reserved.

NAVTEQ

Power of a NAVTEQ/Traffic.com Combination End-to-end traffic solutions Proprietary data Broad expertise in creation of traffic data and products Technology to manage geospatial data, including probe Broad distribution Extensive field resources to support data quality A business with the technology, people, and resources to lead innovation in traffic and navigation products

Expecting a Smooth Integration NAVTEQ has worked with Traffic.com for over four years Traffic.com content already constitutes the majority of NAVTEQ Traffic data NAVTEQ’s customers are very familiar with Traffic.com Traffic.com data is built on NAVTEQ maps Next steps will be to: Close transaction in Q1 2007 Continue core traffic gathering operations and broadcast media distribution with minimal risk of disruption Integrate Traffic.com, and most immediately the Traffic operations, into existing dynamic content business Recognize synergies where possible Over the past few years, NAVTEQ and Traffic.com have developed a strong operational relationship that should help to facilitate integration